UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2010

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact Name of Registrant as Specified in its Charter)

BRITISH VIRGIN ISLANDS (State or Other Jurisdiction of Incorporation)	001-33760 (Commission File Number)	98-0475043 (I.R.S. Employer Identification No.)

500 George Washington Highway Smithfield, Rhode Island (Address of Principal Executive Offices)	02917 (Zip Code)

Registrant’s telephone number including area code: (401) 231-3800

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.           Completion of Acquisition or Disposition of Assets.

On March 12, 2010, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2009, among Essilor International (“Essilor”), 1234 Acquisition Sub Inc. (“Merger Sub”) and FGX International Holdings Limited (the “Company”), Essilor completed its acquisition of the Company.  Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Essilor.

Pursuant to the Merger Agreement, each issued and outstanding ordinary share, no par value (“Ordinary Share”), was converted at the effective time of the Merger into the right to receive $19.75 in cash, without interest (less any applicable withholding taxes). All Ordinary Shares (1) held by the Company in treasury or (2) owned by Merger Sub and Essilor, or any wholly-owned subsidiary thereof, were cancelled and ceased to exist at the effective time of the Merger by virtue of the Merger and no consideration was delivered or deliverable in exchange for those shares.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 18, 2009, and is incorporated herein by reference.

Item 2.04.           Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 2.01 is incorporated herein by reference.

The Merger constituted an event of default under the Company’s Revolving Credit and Term Loan Agreement, dated as of December 19, 2007, as amended from time to time (the “Credit Facility”).  The Credit Facility was repaid and terminated in connection with the closing of the Merger.

Section 3 — Securities and Trading Markets

Item 3.01.           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) on March 12, 2010 that each outstanding Ordinary Share (except as described in Item 2.01 hereof) was converted pursuant to the Merger into the right to receive $19.75 in cash, without interest, as set forth in Item 2.01 hereof, and requested that NASDAQ file a Form 25 with the SEC to remove the Ordinary Shares from listing thereon and to deregister the Ordinary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”).  In addition, the Company will file with the SEC a Form 15 to suspend the reporting obligations of the Company under Section 15(d) of the Exchange Act.

Item 3.03.           Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding Ordinary Share (except as described in Item 2.01 hereof) was converted pursuant to the Merger into the right to receive $19.75 in cash, without interest.

Section 5 — Corporate Governance and Management

Item 5.01.           Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

As a result of the Merger, the Company became a wholly-owned subsidiary of Essilor.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 is incorporated herein by reference.

(b)

Effective upon completion of the Merger, all of the directors of the Company voluntarily resigned from the board of directors.  At the effective time of the Merger, the board of directors of the Company was comprised of the following individuals:  Alec Taylor, Jared Bluestein, Jennifer D. Stewart, Zvi Eiref, Robert L. McDowell, Charles J. Hinkaty and Alfred J. Verrecchia.

(d)

Effective upon completion of the Merger, Alec Taylor was re-appointed as a director of the Company by Essilor, and additional members of the board of directors were scheduled to be appointed on the date hereof.

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated herein by reference.

(a)

Effective as of March 15, 2010, the Certificate of Incorporation and the Bylaws of the Company in the form attached as Exhibits 3.1 and 3.2, respectively, were adopted by the Company in connection with the change of the Company’s corporate domicile from the British Virgin Islands to Delaware following the Merger. Exhibits 3.1 and 3.2 are incorporated herein by reference.

(b)

Effective as of the close of the Merger, the Company ended its 2010 fiscal year as of March 11, 2010. The Company’s next fiscal year will end on December 31, 2010. As the Company’s reporting obligation pursuant to the Exchange Act is being suspended, the Company will not file a report covering the transition period.

Item 5.07.           Submission of Matters to a Vote of Security Holders.

On March 9, 2010, the Company held a Special Meeting of Shareholders for the purpose of approving the Merger Agreement. At the special meeting, the votes on the proposals presented at the meeting were as follows:

(i)	Proposal to approve the Agreement and Plan of Merger, dated as of December 15, 2009, among Essilor International, 1234 Acquisition Sub Inc. and FGX, as it may be amended from time to time.

For	Against	Abstentions	Broker Non-Votes
16,301,936	2,551	652	0

(ii)

Proposal to approve the adjournment or postponement of the Special Meeting of Shareholders, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting. In respect of proposal (ii), no vote was necessary or taken in light of the approval of proposal (i).

Section 8 — Other Events

Item 8.01.           Other Events.

On March 15, 2010, the Company issued a press release announcing the completion of the Merger and the subsequent change of the Company’s corporate domicile from the British Virgin Islands to Delaware.

A copy of the press release issued by the Company on March 15, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Incorporation of FGX International Holdings Limited
3.2	Bylaws of FGX International Holdings Limited
99.1	Press Release of FGX International Holdings Limited, dated March 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Alec Taylor
Name:	Alec Taylor
Title:	Chief Executive Officer

Dated: March 15, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Incorporation of FGX International Holdings Limited
3.2	Bylaws of FGX International Holdings Limited
99.1	Press Release of FGX International Holdings Limited, dated March 15, 2010.